Exhibit 99.2
	Fourth-Quarter 2022 Detailed Supplemental Information

	2021					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	9,826	9,556	11,326	15,120	45,828	17,762	21,161	21,013	18,558	78,494
Equity in earnings of affiliates	122	139	239	332	832	426	524	561	570	2,081
Gain (loss) on dispositions	233	59	2	192	486	817	262	(40)	38	1,077
Other income	378	457	49	319	1,203	286	42	80	96	504
Total Revenues and Other Income	10,559	10,211	11,616	15,963	48,349	19,291	21,989	21,614	19,262	82,156

Costs and Expenses
Purchased commodities	4,483	2,998	4,179	6,498	18,158	6,751	9,234	9,251	8,735	33,971
Production and operating expenses	1,383	1,379	1,389	1,543	5,694	1,581	1,741	1,799	1,885	7,006
Selling, general and administrative expenses	311	117	128	163	719	187	96	148	192	623
Exploration expenses	84	57	65	138	344	69	143	89	263	564
Depreciation, depletion and amortization	1,886	1,867	1,672	1,783	7,208	1,823	1,810	1,872	1,999	7,504
Impairments	(3)	2	(89)	764	674	2	2	2	(18)	(12)
Taxes other than income taxes	370	381	403	480	1,634	814	1,020	843	687	3,364
Accretion on discounted liabilities	62	63	61	56	242	61	61	60	68	250
Interest and debt expense	226	220	219	219	884	217	211	199	178	805
Foreign currency transactions (gain) loss	19	10	(10)	(41)	(22)	24	(70)	(93)	39	(100)
Other expenses	24	37	17	24	102	(136)	86	4	(1)	(47)
Total Costs and Expenses	8,845	7,131	8,034	11,627	35,637	11,393	14,334	14,174	14,027	53,928
Income before income taxes	1,714	3,080	3,582	4,336	12,712	7,898	7,655	7,440	5,235	28,228
Income tax provision	732	989	1,203	1,709	4,633	2,139	2,510	2,913	1,986	9,548
Net Income	982	2,091	2,379	2,627	8,079	5,759	5,145	4,527	3,249	18,680

Net Income Per Share of Common Stock (dollars)
Basic	0.75	1.55	1.78	1.99	6.09	4.41	3.98	3.56	2.61	14.62
Diluted	0.75	1.55	1.78	1.98	6.07	4.39	3.96	3.55	2.61	14.57

Average Common Shares Outstanding (in thousands)*
Basic	1,300,375	1,348,637	1,332,286	1,315,225	1,324,194	1,301,930	1,289,791	1,256,893	1,239,277	1,274,028
Diluted	1,302,691	1,353,201	1,336,379	1,320,829	1,328,151	1,307,404	1,295,844	1,269,321	1,243,037	1,278,163
*Ending Common Shares Outstanding is 1,223,856 as of December 31, 2022, compared with 1,246,071 as of September 30, 2022.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	217	480	517	574	1,788	802	983	800	652	3,237

Lower 48	609	1,502	2,094	2,117	6,322	3,547	4,456	3,542	2,557	14,102

Canada	16	135	205	252	608	381	418	158	(37)	920

Europe, Middle East and North Africa	511	697	878	1,624	3,710	1,774	1,533	2,615	1,767	7,689

Asia Pacific	432	289	377	(162)	936	1,310	637	627	643	3,217

Other International	(5)	(6)	(140)	(9)	(160)	-	-	2	-	2

Corporate and Other	(66)	(17)	(349)	(60)	(492)	84	(372)	(304)	(347)	(939)

Consolidated	1,714	3,080	3,582	4,336	12,712	7,898	7,655	7,440	5,235	28,228

EFFECTIVE INCOME TAX RATES

Alaska*	26.8%	22.8%	21.6%	21.4%	22.5%	27.1%	30.1%	27.6%	23.1%	27.4%

Lower 48	23.2%	21.7%	22.1%	21.7%	22.0%	21.4%	19.6%	25.1%	22.1%	21.9%

Canada	33.7%	24.9%	24.4%	24.2%	24.7%	23.7%	24.3%	24.9%	67.4%	22.4%

Europe, Middle East and North Africa	70.1%	70.3%	72.5%	65.2%	68.5%	76.8%	74.9%	64.7%	70.3%	70.8%

Asia Pacific	26.6%	39.4%	31.9%	-82.9%	51.6%	13.3%	17.7%	16.9%	13.6%	14.9%

Other International	28.0%	7.6%	30.4%	91.6%	33.0%	-137.8%	43.0%	2484.7%	3159.7%	2211.2%

Corporate and Other	-85.1%	496.6%	38.9%	198.2%	57.3%	-546.2%	6.2%	21.4%	17.1%	64.9%

Consolidated	42.7%	32.1%	33.6%	39.4%	36.4%	27.1%	32.8%	39.1%	37.9%	33.8%
*Alaska including taxes other than income taxes.	50.3%	38.8%	36.0%	37.9%	39.3%	47.8%	52.1%	48.6%	43.0%	48.4%

	2021					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	159	371	405	451	1,386	584	687	580	501	2,352

Lower 48	468	1,175	1,631	1,658	4,932	2,790	3,581	2,653	1,991	11,015

Canada	10	102	155	191	458	291	316	119	(12)	714

Europe, Middle East and North Africa	153	207	241	566	1,167	412	385	922	525	2,244

Asia Pacific	317	175	257	(296)	453	1,136	525	520	555	2,736

Other International	(4)	(5)	(97)	(1)	(107)	-	-	(28)	(23)	(51)

Corporate and Other	(121)	66	(213)	58	(210)	546	(349)	(239)	(288)	(330)

Consolidated	982	2,091	2,379	2,627	8,079	5,759	5,145	4,527	3,249	18,680

SPECIAL ITEMS

Alaska	(20)	(2)	(1)	3	(20)	23	-	-	26	49

Lower 48	(236)	(10)	56	(109)	(299)	16	69	(42)	16	59

Canada	(3)	52	77	97	223	176	118	(12)	(82)	200

Europe, Middle East and North Africa	-	-	(5)	-	(5)	-	(58)	-	-	(58)

Asia Pacific	199	-	-	(688)	(489)	534	-	27	-	561

Other International	-	-	(105)	(3)	(108)	-	-	(29)	(20)	(49)

Corporate and Other	140	335	(15)	317	777	721	(70)	(7)	(66)	578

Consolidated	80	375	7	(383)	79	1,470	59	(63)	(126)	1,340
Detailed reconciliation of these items is provided on page 3.

ADJUSTED EARNINGS

Alaska	179	373	406	448	1,406	561	687	580	475	2,303

Lower 48	704	1,185	1,575	1,767	5,231	2,774	3,512	2,695	1,975	10,956

Canada	13	50	78	94	235	115	198	131	70	514

Europe, Middle East and North Africa	153	207	246	566	1,172	412	443	922	525	2,302

Asia Pacific	118	175	257	392	942	602	525	493	555	2,175

Other International	(4)	(5)	8	2	1	-	-	1	(3)	(2)

Corporate and Other	(261)	(269)	(198)	(259)	(987)	(175)	(279)	(232)	(222)	(908)

Consolidated	902	1,716	2,372	3,010	8,000	4,289	5,086	4,590	3,375	17,340

ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	26.4%	22.7%	21.7%	22.4%	22.8%	30.0%	30.1%	27.6%	27.1%	28.9%

Lower 48	23.3%	21.7%	22.0%	21.8%	22.1%	22.1%	19.6%	25.1%	22.1%	22.1%

Canada	28.3%	26.2%	25.7%	25.3%	25.8%	24.4%	25.1%	24.5%	24.0%	24.6%

Europe, Middle East and North Africa	70.2%	70.3%	72.7%	65.2%	68.6%	76.8%	71.1%	64.7%	70.3%	70.1%

Asia Pacific	49.3%	39.4%	31.9%	25.5%	33.9%	22.4%	17.7%	17.7%	13.6%	18.1%

Other International	28.0%	7.6%	-7.1%	143.6%	107.8%	-137.8%	43.0%	16.8%	500.9%	168.2%

Corporate and Other	8.1%	18.7%	38.9%	25.1%	23.1%	38.1%	3.4%	21.9%	14.8%	19.6%

Consolidated	44.8%	36.8%	34.2%	36.8%	37.1%	36.8%	32.2%	38.7%	37.8%	36.2%

	2021					2022
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS

Alaska
Transaction and restructuring expenses	(26)	(2)	(1)	(4)	(33)	-	-	-	-	-
Subtotal before income taxes	(26)	(2)	(1)	(4)	(33)	-	-	-	-	-
Income tax provision (benefit)[1]	(6)	-	-	(7)	(13)	(23)	-	-	(26)	(49)
Total	(20)	(2)	(1)	3	(20)	23	-	-	26	49

Lower 48
Transaction and restructuring expenses	(175)	(13)	(15)	(57)	(260)	(14)	(14)	-	-	(28)
Gain (loss) on accelerated settlement of Concho hedging program	(132)	-	-	-	(132)	-	-	-	-	-
Impairments	-	-	89	(85)	4	-	-	-	-	-
Gain (loss) on asset sales	-	-	-	-	-	-	101	(55)	21	67
Subtotal before income taxes	(307)	(13)	74	(142)	(388)	(14)	87	(55)	21	39
Income tax provision (benefit)[2]	(71)	(3)	18	(33)	(89)	(30)	18	(13)	5	(20)
Total	(236)	(10)	56	(109)	(299)	16	69	(42)	16	59

Canada
Exploration Expense	-	-	-	-	-	-	-	-	(129)	(129)
Gain (loss) on asset sales	-	68	100	126	294	229	153	(15)	-	367
Transaction and restructuring expenses	(3)	-	-	-	(3)	-	-	-	-	-
Subtotal before income taxes	(3)	68	100	126	291	229	153	(15)	(129)	238
Income tax provision (benefit)[6]	-	16	23	29	68	53	35	(3)	(47)	38
Total	(3)	52	77	97	223	176	118	(12)	(82)	200

Europe, Middle East and North Africa
Transaction and restructuring expenses	(1)	-	(24)	-	(25)	-	-	-	-	-
Subtotal before income taxes	(1)	-	(24)	-	(25)	-	-	-	-	-
Income tax provision (benefit)[4]	(1)	-	(19)	-	(20)	-	58	-	-	58
Total	-	-	(5)	-	(5)	-	(58)	-	-	(58)

Asia Pacific
Gain (loss) on asset sales	200	-	-	-	200	534	-	-	-	534
Impairments	-	-	-	(688)	(688)	-	-	-	-	-
Pending claims and settlements	-	-	-	-	-	-	-	27	-	27
Transaction and restructuring expenses	(1)	-	-	-	(1)	-	-	-	-	-
Subtotal before income taxes	199	-	-	(688)	(489)	534	-	27	-	561
Income tax provision (benefit)	-	-	-	-	-	-	-	-	-	-
Total	199	-	-	(688)	(489)	534	-	27	-	561

Other International
Gain (loss) on asset sales	-	-	(147)	-	(147)	-	-	-	-	-
Transaction and restructuring expenses	-	-	-	(4)	(4)	-	-	-	-	-
Subtotal before income taxes	-	-	(147)	(4)	(151)	-	-	-	-	-
Income tax provision (benefit)[5]	-	-	(42)	(1)	(43)	-	-	29	20	49
Total	-	-	(105)	(3)	(108)	-	-	(29)	(20)	(49)

Corporate and Other
Pension settlement expense	-	(42)	(28)	(29)	(99)	-	-	-	-	-
Pending claims and settlements	-	(48)	-	-	(48)	-	-	(7)	(87)	(94)
Transaction and restructuring expense	(85)	(8)	(12)	(4)	(109)	-	-	-	-	-
Gain (loss) on investment in Cenovus Energy	308	418	17	297	1,040	251	-	-	-	251
Gain (loss) on CAD FX derivative	(4)	(8)	-	-	(12)	-	-	-	-	-
Gain (loss) on AUD FX derivative	-	-	-	21	21	(10)	-	-	-	(10)
Gain (loss) on debt extinguishment and exchange fees	-	-	-	-	-	127	(83)	-	-	44
Subtotal before income taxes	219	312	(23)	285	793	368	(83)	(7)	(87)	191
Income tax provision (benefit)[3]	79	(23)	(8)	(32)	16	(353)	(13)	-	(21)	(387)
Total	140	335	(15)	317	777	721	(70)	(7)	(66)	578

Total Company	80	375	7	(383)	79	1,470	59	(63)	(126)	1,340
[1]Includes a tax adjustment in Q1 2022 related to the closure of an audit; Q4 2022 tax adjustment in Alaska.
[2]Includes a tax adjustment in Q1 2022 related to the closure of an audit.
[3]Includes tax adjustment related to foreign tax credits in Q1 2021; Q4 2021 and Q1 2022 tax adjustment related to Indonesia disposition; Q1 2022 tax adjustments including the closure of an audit; Q4 2022 tax adjustment related to pending claims and settlements.

[4]Includes a tax adjustment in Q2 2022 related to Norway tax reform.
[5]Includes a tax adjustment in Q3 2022 and Q4 2022 related to pending claims and settlements.
[6]Includes a tax adjustment in Q4 2022 related to pending claims and settlements.

	2021					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CONSOLIDATED BALANCE SHEET

Assets
Cash and cash equivalents	2,831	6,608	9,833	5,028	5,028	6,414	6,909	8,010	6,458	6,458
Short-term investments	4,104	2,251	678	446	446	730	1,272	2,412	2,785	2,785
Accounts and notes receivable	4,339	4,401	5,336	6,543	6,543	7,807	8,081	7,338	7,075	7,075
Accounts and notes receivable—related parties	142	123	129	127	127	72	72	16	13	13
Investment in Cenovus Energy	1,564	1,802	1,416	1,117	1,117	-	-	-	-	-
Inventories	1,098	1,138	1,043	1,208	1,208	1,174	1,234	1,226	1,219	1,219
Prepaid expenses and other current assets	536	849	1,746	1,581	1,581	1,389	1,292	1,451	1,199	1,199
Total Current Assets	14,614	17,172	20,181	16,050	16,050	17,586	18,860	20,453	18,749	18,749
Investments and long-term receivables	8,286	8,013	8,058	7,113	7,113	8,309	8,203	8,204	8,225	8,225
Loans and advances—related parties	59	59	-	-	-	-	-	-	-	-
Net properties, plants and equipment	58,270	57,717	56,689	64,911	64,911	64,642	64,008	63,673	64,866	64,866
Other assets	2,464	2,442	2,376	2,587	2,587	2,771	2,622	2,507	1,989	1,989
Total Assets	83,693	85,403	87,304	90,661	90,661	93,308	93,693	94,837	93,829	93,829

Liabilities
Accounts payable	3,779	3,591	4,101	5,002	5,002	4,875	5,845	6,242	6,113	6,113
Accounts payable—related parties	22	22	30	23	23	22	28	26	50	50
Short-term debt	689	1,205	920	1,200	1,200	1,160	676	664	417	417
Accrued income and other taxes	959	1,406	2,082	2,862	2,862	3,162	2,759	3,187	3,193	3,193
Employee benefit obligations	567	571	691	755	755	446	529	628	728	728
Other accruals	1,168	1,355	2,625	2,179	2,179	1,959	2,379	3,250	2,346	2,346
Total Current Liabilities	7,184	8,150	10,449	12,021	12,021	11,624	12,216	13,997	12,847	12,847
Long-term debt	19,338	18,805	18,748	18,734	18,734	17,586	16,295	16,297	16,226	16,226
Asset retirement obligations and accrued environmental costs	5,782	5,819	5,721	5,754	5,754	5,815	5,737	5,729	6,401	6,401
Deferred income taxes	4,982	5,331	5,630	6,179	6,179	6,556	6,694	7,218	7,726	7,726
Employee benefit obligations	1,530	1,297	1,162	1,153	1,153	1,085	1,080	1,087	1,074	1,074
Other liabilities and deferred credits	1,722	1,725	1,479	1,414	1,414	1,424	1,469	1,430	1,552	1,552
Total Liabilities	40,538	41,127	43,189	45,255	45,255	44,090	43,491	45,758	45,826	45,826

Equity
Common stock issued
Par value	21	21	21	21	21	21	21	21	21	21
Capital in excess of par	60,278	60,337	60,431	60,581	60,581	60,907	61,045	61,089	61,142	61,142
Treasury stock	(47,672)	(48,278)	(49,521)	(50,920)	(50,920)	(52,344)	(54,644)	(57,444)	(60,189)	(60,189)
Accumulated other comprehensive loss	(5,080)	(4,920)	(5,123)	(4,950)	(4,950)	(4,808)	(5,313)	(5,865)	(6,000)	(6,000)
Retained earnings	35,608	37,116	38,307	40,674	40,674	45,442	49,093	51,278	53,029	53,029
Total Equity	43,155	44,276	44,115	45,406	45,406	49,218	50,202	49,079	48,003	48,003
Total Liabilities and Equity	83,693	85,403	87,304	90,661	90,661	93,308	93,693	94,837	93,829	93,829

	2021					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income	982	2,091	2,379	2,627	8,079	5,759	5,145	4,527	3,249	18,680
Depreciation, depletion and amortization	1,886	1,867	1,672	1,783	7,208	1,823	1,810	1,872	1,999	7,504
Impairments	(3)	2	(89)	764	674	2	2	2	(18)	(12)
Dry hole costs and leasehold impairments	6	1	-	37	44	7	97	32	204	340
Accretion on discounted liabilities	62	63	61	56	242	61	61	60	68	250
Deferred taxes	203	364	328	451	1,346	373	495	726	492	2,086
Undistributed equity earnings	81	236	(59)	188	446	220	371	(22)	373	942
Gain (loss) on dispositions	(233)	(59)	(2)	(192)	(486)	(817)	(262)	40	(38)	(1,077)
Gain on investment in Cenovus Energy	(308)	(418)	(17)	(297)	(1,040)	(251)	-	-	-	(251)
Other	(581)	(107)	(178)	78	(788)	(152)	115	(1)	124	86
Net working capital changes	(15)	211	702	373	1,271	(1,957)	80	1,504	139	(234)
Net Cash Provided by Operating Activities	2,080	4,251	4,797	5,868	16,996	5,068	7,914	8,740	6,592	28,314

Cash Flows from Investing Activities
Capital expenditures and investments	(1,200)	(1,265)	(1,302)	(1,557)	(5,324)	(3,161)	(1,968)	(2,497)	(2,533)	(10,159)
Working capital changes associated with investing activities	61	(59)	77	55	134	363	133	46	(22)	520
Acquisition of businesses, net of cash acquired	382	-	-	(8,672)	(8,290)	37	-	-	(97)	(60)
Proceeds from asset dispositions	(17)	177	632	861	1,653	2,332	619	403	117	3,471
Net (purchases) sales of investments	(499)	1,801	1,544	245	3,091	(263)	(841)	(1,131)	(394)	(2,629)
Collection of advances/loans—related parties	52	-	53	-	105	55	-	59	-	114
Other	6	80	(472)	473	87	26	(34)	15	(5)	2
Net Cash (Used in) Provided by Investing Activities	(1,215)	734	532	(8,595)	(8,544)	(611)	(2,091)	(3,105)	(2,934)	(8,741)

Cash Flows from Financing Activities
Net repayment of debt	(26)	(18)	(319)	(142)	(505)	(1,067)	(1,865)	(45)	(393)	(3,370)
Issuance of company common stock	(28)	3	52	118	145	271	79	(5)	17	362
Repurchase of company common stock	(375)	(606)	(1,243)	(1,399)	(3,623)	(1,425)	(2,300)	(2,799)	(2,746)	(9,270)
Dividends paid	(588)	(583)	(579)	(609)	(2,359)	(864)	(988)	(1,484)	(2,390)	(5,726)
Other	2	1	3	1	7	(52)	(4)	3	4	(49)
Net Cash Used in Financing Activities	(1,015)	(1,203)	(2,086)	(2,031)	(6,335)	(3,137)	(5,078)	(4,330)	(5,508)	(18,053)

Effect of Exchange Rate Changes	(2)	11	(12)	(31)	(34)	21	(258)	(215)	228	(224)

Net Change in Cash, Cash Equivalents and Restricted Cash	(152)	3,793	3,231	(4,789)	2,083	1,341	487	1,090	(1,622)	1,296
Cash, cash equivalents and restricted cash at beginning of period	3,315	3,163	6,956	10,187	3,315	5,398	6,739	7,226	8,316	5,398
Cash, Cash Equivalents and Restricted Cash at End of Period	3,163	6,956	10,187	5,398	5,398	6,739	7,226	8,316	6,694	6,694

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	235	228	235	284	982	253	218	269	351	1,091

Lower 48	718	762	770	879	3,129	1,062	1,285	1,773	1,510	5,630

Canada	33	35	61	74	203	122	125	135	148	530

Europe, Middle East and North Africa	121	136	128	149	534	172	192	167	467	998

Asia Pacific	76	72	87	155	390	1,538	126	127	89	1,880

Other International	6	12	15	-	33	-	-	-	-	-

Corporate and Other	11	20	6	16	53	14	22	26	(32)	30
Total Capital Expenditures and Investments	1,200	1,265	1,302	1,557	5,324	3,161	1,968	2,497	2,533	10,159

	2021					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	1,527	1,588	1,544	1,608	1,567	1,747	1,692	1,754	1,758	1,738

Crude Oil (MBD)
Consolidated operations	804	836	802	824	816	903	857	882	899	885
Equity affiliates	14	13	13	12	13	12	14	13	13	13
Total	818	849	815	836	829	915	871	895	912	898
Over (under) lifting of crude oil (MBD)	(28)	27	42	(13)	7	28	27	4	9	17

NGL (MBD)
Consolidated operations	105	120	123	186	134	216	236	263	261	244
Equity affiliates	8	8	7	8	8	7	8	8	8	8
Total	113	128	130	194	142	223	244	271	269	252

Bitumen (MBD)
Consolidated operations	70	68	69	68	69	67	59	69	69	66
Total	70	68	69	68	69	67	59	69	69	66

Natural Gas (MMCFD)
Consolidated operations	2,074	2,209	2,144	2,009	2,109	2,126	1,872	1,899	1,862	1,939
Equity affiliates	1,081	1,051	1,033	1,049	1,053	1,127	1,235	1,214	1,184	1,191
Total	3,155	3,260	3,177	3,058	3,162	3,253	3,107	3,113	3,046	3,130

Industry Prices
Crude Oil ($/BBL)
WTI	57.84	66.07	70.56	77.19	67.92	94.29	108.41	91.56	82.64	94.23
WCS	45.32	54.60	56.99	62.58	54.87	79.76	95.71	71.88	56.72	76.02
Brent dated	60.90	68.83	73.47	79.73	70.73	101.40	113.78	100.85	88.71	101.19
JCC ($/BBL)	43.77	55.88	67.00	73.13	59.94	80.43	86.09	110.97	113.23	97.68
Natural Gas ($/MMBTU)
Henry Hub first of month	2.71	2.83	4.02	5.84	3.85	4.96	7.17	8.20	6.26	6.65

Average Realized Prices
Total ($/BBL)	45.36	50.03	56.92	65.56	54.63	76.99	88.57	83.07	71.05	79.82

Crude Oil ($/BBL)
Consolidated operations	57.18	65.54	70.39	76.69	67.61	94.79	111.49	97.60	85.61	97.23
Equity affiliates	59.73	64.10	73.44	81.53	69.45	97.20	111.97	94.58	83.64	97.31
Total	57.22	65.51	70.43	76.76	67.64	94.82	111.50	97.56	85.58	97.23

NGL ($/BBL)
Consolidated operations	24.36	25.62	33.28	36.41	31.04	40.95	42.20	34.83	26.46	35.67
Equity affiliates	48.89	44.12	56.70	67.77	54.16	67.04	72.44	55.51	50.61	61.22
Total	26.44	26.87	34.79	37.72	32.45	41.80	43.26	35.47	27.21	36.50

Bitumen ($/BBL)
Consolidated operations	30.78	37.60	41.19	40.74	37.52	65.86	75.42	49.77	34.47	55.56
Total	30.78	37.60	41.19	40.74	37.52	65.86	75.42	49.77	34.47	55.56

Natural Gas ($/MCF)
Consolidated operations	4.89	4.25	5.93	9.13	6.00	8.81	10.19	14.14	9.26	10.56
Equity affiliates	3.54	3.97	5.95	7.80	5.31	8.86	10.08	11.37	12.19	10.67
Total	4.42	4.16	5.94	8.66	5.77	8.83	10.15	13.04	10.44	10.60

Exploration Expenses ($ Millions)
Dry holes	6	-	-	28	34	1	87	25	138	251
Leasehold impairment	-	1	-	9	10	6	10	7	66	89
Total noncash expenses	6	1	-	37	44	7	97	32	204	340
Other (G&A, G&G and lease rentals)	78	56	65	101	300	62	46	57	59	224
Total exploration expenses	84	57	65	138	344	69	143	89	263	564

U.S. exploration expenses	50	35	32	99	216	54	40	42	86	222
International exploration expenses	34	22	33	39	128	15	103	47	177	342

DD&A ($ Millions)
Alaska	317	262	201	217	997	226	234	232	247	939
Lower 48	1,000	1,017	988	1,070	4,075	1,168	1,192	1,198	1,307	4,865
Canada	126	93	85	82	386	102	98	96	106	402
Europe, Middle East and North Africa	219	234	217	216	886	192	157	196	191	736
Asia Pacific	211	240	167	170	788	124	118	140	136	518
Other International	-	-	-	-	-	-	-	-	-	-
Corporate and Other	13	21	14	28	76	11	11	10	12	44
Total DD&A	1,886	1,867	1,672	1,783	7,208	1,823	1,810	1,872	1,999	7,504

	2021					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Consolidated operations
Alaska	190	184	163	180	178	182	177	171	179	177
Lower 48	416	454	457	457	447	538	528	537	534	534
Canada	11	9	8	7	8	6	5	4	8	6
Norway	80	81	82	80	81	76	56	77	74	71
Libya	36	39	35	38	37	37	34	30	44	36
Europe, Middle East and North Africa	116	120	117	118	118	113	90	107	118	107
China	31	27	27	28	28	30	29	31	31	30
Indonesia	2	2	2	2	2	1	-	-	-	-
Malaysia	38	40	28	32	35	33	28	32	29	31
Asia Pacific	71	69	57	62	65	64	57	63	60	61
Total consolidated operations	804	836	802	824	816	903	857	882	899	885
Equity affiliates	14	13	13	12	13	12	14	13	13	13
Total	818	849	815	836	829	915	871	895	912	898

NGL (MBD)
Consolidated operations
Alaska	17	15	13	17	16	18	16	15	17	17
Lower 48	79	97	101	162	110	191	214	241	236	221
Canada	4	4	4	3	4	3	3	3	4	3
Norway	5	4	5	4	4	4	3	4	4	3
Europe, Middle East and North Africa	5	4	5	4	4	4	3	4	4	3
Total consolidated operations	105	120	123	186	134	216	236	263	261	244
Equity affiliates	8	8	7	8	8	7	8	8	8	8
Total	113	128	130	194	142	223	244	271	269	252

Bitumen (MBD)
Canada	70	68	69	68	69	67	59	69	69	66
Total	70	68	69	68	69	67	59	69	69	66

Natural Gas (MMCFD)
Consolidated operations
Alaska	8	11	11	33	16	35	34	29	39	34
Lower 48	1,319	1,459	1,389	1,195	1,340	1,426	1,411	1,410	1,362	1,402
Canada	91	84	73	70	80	63	66	49	64	61
Norway	295	284	291	323	298	308	284	312	317	306
Libya	14	13	12	21	15	23	22	19	26	22
Europe, Middle East and North Africa	309	297	303	344	313	331	306	331	343	328
Indonesia	290	290	299	296	294	194	-	-	-	48
Malaysia	57	68	69	71	66	77	55	80	54	66
Asia Pacific	347	358	368	367	360	271	55	80	54	114
Total consolidated operations	2,074	2,209	2,144	2,009	2,109	2,126	1,872	1,899	1,862	1,939
Equity affiliates	1,081	1,051	1,033	1,049	1,053	1,127	1,235	1,214	1,184	1,191
Total	3,155	3,260	3,177	3,058	3,162	3,253	3,107	3,113	3,046	3,130

Total (MBOED)
Consolidated operations
Alaska	208	201	178	203	197	206	199	191	203	200
Lower 48	715	794	790	818	780	967	977	1,013	997	989
Canada	100	95	93	90	94	86	78	84	92	85
Norway	134	132	135	138	135	131	106	133	131	125
Libya	39	41	37	41	40	41	38	33	48	40
Europe, Middle East and North Africa	173	173	172	179	175	172	144	166	179	165
China	31	27	27	28	28	30	29	31	31	30
Indonesia	50	50	52	51	51	33	-	-	-	8
Malaysia	48	52	40	44	46	46	37	45	38	42
Asia Pacific	129	129	119	123	125	109	66	76	69	80
Total consolidated operations	1,325	1,392	1,352	1,413	1,371	1,540	1,464	1,530	1,540	1,519
Equity affiliates	202	196	192	195	196	207	228	224	218	219
Total	1,527	1,588	1,544	1,608	1,567	1,747	1,692	1,754	1,758	1,738

	2021					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	59.56	67.87	72.55	79.61	69.87	95.54	114.77	103.90	91.34	101.72
Lower 48**	55.68	64.13	68.59	74.82	66.12	93.55	109.14	93.19	82.28	94.46
Canada	47.41	56.87	58.99	66.62	56.38	82.13	94.79	71.11	73.62	79.94
Norway	56.72	66.10	72.36	78.51	68.94	92.18	116.93	104.10	89.96	99.88
Libya	59.78	66.88	72.57	77.64	69.06	99.92	113.03	98.55	87.39	97.85
Europe, Middle East and North Africa	57.75	66.34	72.43	78.27	68.97	94.68	115.61	102.70	88.86	99.20
China	58.27	65.63	74.39	79.61	69.39	105.75	115.00	101.95	88.21	101.87
Indonesia	53.79	57.16	61.35	73.35	61.92	77.09	-	-	-	77.09
Malaysia	62.27	69.77	75.65	80.87	71.59	104.88	119.26	115.94	98.90	109.42
Asia Pacific	60.36	67.72	74.66	80.05	70.36	104.84	117.14	108.99	93.29	105.52
Total consolidated operations	57.18	65.54	70.39	76.69	67.61	94.79	111.49	97.60	85.61	97.23
Equity affiliates	59.73	64.10	73.44	81.53	69.45	97.20	111.97	94.58	83.64	97.31
Total	57.22	65.51	70.43	76.76	67.64	94.82	111.50	97.56	85.58	97.23

NGL ($/BBL)
Consolidated operations
Lower 48	23.99	24.62	32.87	35.99	30.63	40.42	42.00	34.59	26.21	35.36
Canada	25.32	27.14	33.47	39.68	31.18	41.83	44.93	29.62	34.08	37.70
Norway	34.70	39.49	50.32	57.91	43.97	58.67	68.00	51.67	40.72	54.52
Europe, Middle East and North Africa	34.70	39.49	50.32	57.91	43.97	58.67	68.00	51.67	40.72	54.52
Total consolidated operations	24.36	25.62	33.28	36.41	31.04	40.95	42.20	34.83	26.46	35.67
Equity affiliates	48.89	44.12	56.70	67.77	54.16	67.04	72.44	55.51	50.61	61.22
Total	26.44	26.87	34.79	37.72	32.45	41.80	43.26	35.47	27.21	36.50

Bitumen ($/BBL)
Canada*	30.78	37.60	41.19	40.74	37.52	65.86	75.42	49.77	34.47	55.56
Total	30.78	37.60	41.19	40.74	37.52	65.86	75.42	49.77	34.47	55.56

Natural Gas ($/MCF)
Consolidated operations
Alaska	2.23	4.53	2.63	2.22	2.81	3.92	3.34	4.38	3.24	3.64
Lower 48**	4.56	3.27	4.63	5.25	4.38	4.63	6.85	7.36	4.82	5.92
Canada	2.37	2.26	2.45	3.16	2.54	3.25	4.47	2.40	4.04	3.62
Norway	6.15	7.36	12.28	27.06	13.75	30.93	30.06	50.57	29.74	35.33
Libya	2.71	3.02	4.17	4.58	3.73	5.13	5.61	7.46	8.00	6.59
Europe, Middle East and North Africa	5.99	7.17	11.96	25.71	13.27	29.18	28.32	48.10	28.13	33.39
Indonesia	6.57	7.19	7.49	8.23	7.38	8.26	-	-	-	8.26
Malaysia	2.35	2.61	3.02	3.59	2.93	3.85	4.17	4.18	4.24	4.09
Asia Pacific	5.88	6.32	6.66	7.33	6.56	7.01	4.17	4.18	4.24	5.84
Total consolidated operations	4.89	4.25	5.93	9.13	6.00	8.81	10.19	14.14	9.26	10.56
Equity affiliates	3.54	3.97	5.95	7.80	5.31	8.86	10.08	11.37	12.19	10.67
Total	4.42	4.16	5.94	8.66	5.77	8.83	10.15	13.04	10.44	10.60
*Average realized prices exclude additional value realized from third-party purchases and sales for optimization of our pipeline capacity between Canada and the U.S. Gulf Coast.
**Average sales prices, including the impact of hedges settling per initial contract terms in the first quarter of 2021 assumed in our Concho acquisition, were $65.19 per barrel for crude oil and $4.33 per mcf for natural gas for the year ended December 31, 2021. As of March 31, 2021, we had settled all oil and gas hedging positions acquired from Concho.

	2021					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(121)	66	(213)	58	(210)	546	(349)	(239)	(288)	(330)

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(270)	(181)	(176)	(174)	(801)	(218)	(164)	(125)	(93)	(600)
Corporate G&A expenses	(129)	(65)	(57)	(66)	(317)	(79)	(16)	(62)	(87)	(244)
Technology*	41	(4)	(6)	(6)	25	58	(9)	(8)	(9)	32
Other	237	316	26	304	883	785	(160)	(44)	(99)	482
Total	(121)	66	(213)	58	(210)	546	(349)	(239)	(288)	(330)
*Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(241)	(235)	(236)	(234)	(946)	(227)	(224)	(215)	(197)	(863)
Capitalized interest	15	15	17	15	62	10	13	16	19	58
Interest revenue	6	4	5	7	22	6	29	60	90	185
Total	(220)	(216)	(214)	(212)	(862)	(211)	(182)	(139)	(88)	(620)

Debt
Total debt ($ Millions)	20,027	20,010	19,668	19,934	19,934	18,746	16,971	16,961	16,643	16,643
Debt-to-capital ratio (%)	32%	31%	31%	31%	31%	28%	25%	26%	26%	26%

Equity ($ Millions)	43,155	44,276	44,115	45,406	45,406	49,218	50,202	49,079	48,003	48,003

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day